The
High Yield
Plus Fund,
Inc.

SEMI
ANNUAL
REPORT
September 30, 2000

Letter To Shareholders                     October 19, 2000

Dear Shareholder:
Unfortunately, the high yield market has continued to experience difficult market conditions since the writing of our March 31, 2000 annual letter. Weak technical conditions, lack of demand, and a less than accommodating credit environment are plaguing the high yield market. We believe the market's weakness, however disappointing relative to absolute returns, has created select, compelling investment opportunities. Near-term we expect the market's performance to remain pressured given the overarching technical weakness. Contrary to the weakness of the high yield market, the US economy continues to thrive, unemployment is at record lows, and inflation is not an ungainly threat.

Despite the tentative bounce in high yield sentiment during the month of June, which followed upon positive flows into the high yield mutual funds, negative sentiment returned during the latter half of the summer. High yield mutual fund outflows resumed their pace. The equity market has been following suit with high yield as of late.
Valuations of companies that do not meet investors' expectations are sharply punished. The paucity of liquidity in the high yield market has probably not been enhanced by the merger and acquisition activity that has been taking place amongst the leading investment banks, broker-dealers and commercial banks. The CSFB and DLJ merger, for instance, consolidates two fairly active high yield desks into one.

As we have remarked in our prior letters, credit quality continues to be a concern, and the commercial banks have been tightening their lending standards. (Despite the robust economy, the banking regulators have asked commercial banks to step up their standards to ensure strong loan quality in the future. It remains to be seen if the regulators overstep their bounds and force a credit recession.) One complicating factor that did not usually surface during the last credit recession is the advent of broad bank loan syndication. Thus, should a high yield company require covenant relief in its bank loans, it becomes a difficult process for the company to achieve consensus from a banking group that may involve a dozen or more disparately opinioned entities.

Valuations appear attractive for the long-term
investor.  Select distressed credits appear
particularly interesting.  The difference in yield
between the 10-year US Treasury and the high yield
market as measured by Lehman widened another 50 odd
basis points during the last six months to over 700
basis points.  The average dollar price of the
market is in the low $80's, as measured by several
broad indices.  Default rates for the market remain
at high levels, running presently in a low 5% rate
annualized.  Market yields appear to be discounting
for some, if not all, the credit and liquidity
risk.
                               1

Fund Performance

The Fund's total returns for periods ended
September 30, 2000 are shown on the following table. For comparison, we have also provided the returns of the Lipper Closed-End Leveraged High
Yield category, an average of 27 closed-end high yield leveraged funds; we would note that the degree of leverage varies substantially amongst the funds in the group.

                       TOTAL RETURNS
          For the Periods Ended September 30, 2000

                               6 Months       1 Year      2 Years
High Yield Plus Fund (NAV)1     -2.2%         -1.3%         8.7%
Lipper CEHY - Leveraged         -2.0          -2.3          0.5

1 Represents NAV-basis performance calculations as provided by Lipper Analytical Services, Inc. Past performance is no guarantee of future results.

The Fund is leveraged and has a $50 million credit line provided by BankBoston and State Street Bank and Trust. As of September 30, 2000, the Fund had drawn $34 million on the line. Borrowings fluctuate depending on investment opportunities and relative valuations. As of September 30, 2000, the Fund's shares were priced at $6.64. This price reflected a premium of 13.3% to the Fund's net asset value of $5.86 per share. (The average premium of the Funds in the Lipper Leveraged Closed
End universe was 2.4% as of September 30, 2000.)
The Fund's monthly dividend rate of $0.0725 per share equates to an annualized yield of 13.1% relative to the stock price. This yield was more than twice the 5.8% yield of the US 10-Year
Treasury as of September 30, 2000.
As always, we appreciate your interest in the Fund.

Sincerely yours,


Catherine A. Smith
Portfolio Manager
Senior Vice President
Wellington Management Company, llp

Portfolio of Investments as of
September 30, 2000 (Unaudited)                   THE HIGH YIELD PLUS FUND, INC.
-------------------------------------------------------------------------------

                                                                                                       Principal
                                                               Moody's        Interest     Maturity      Amount         Value
Description                                                    Rating           Rate         Date        (000)         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS--133.2%
CORPORATE BONDS--127.2%
------------------------------------------------------------------------------------------------------------------------------
Aerospace/Defense--2.6%
Argo-Tech Corp., Sr. Sub. Notes                                 B3               8.625%      10/01/07    $   435     $    358,875
Hexcel Corp., Sr. Sub. Notes                                    B2               9.75         1/15/09        720          669,600
Loral Space & Communications Ltd., Sr. Notes                    B1               9.50         1/15/06        750          543,750
Moog, Inc., Sr. Sub. Notes, Ser. B                              B1              10.00         5/01/06        750          738,750
                                                                                                                     ------------
                                                                                                                        2,310,975
------------------------------------------------------------------------------------------------------------------------------
Automotive--3.3%
Accuride Corp., Sr. Sub. Notes                                  B2               9.25         2/01/08        500          425,000
Exide Corp., Sr. Notes                                          B1              10.00         4/15/05      1,000          770,000
Federal-Mogul Corp.,
   Sr. Notes                                                    Ba2              8.80         4/15/07        500          190,000
   Notes                                                        Ba2              7.75         7/01/06        500          195,000
   Notes                                                        Ba2              7.50         1/15/09        500          190,000
Key Plastics, Inc., Sr. Sub. Notes, Ser. B                      Caa             10.25         3/15/07      1,250(b)        87,500
LDM Technologies, Inc., Sr. Sub. Notes, Ser. B                  B3              10.75         1/15/07        500          325,000
Prestolite Electric, Inc., Gtd. Sr. Notes                       B3               9.625        2/01/08      1,235          827,450
                                                                                                                     ------------
                                                                                                                        3,009,950
------------------------------------------------------------------------------------------------------------------------------
Cable--11.0%
Adelphia Communications Corp.,
   Sr. Notes, Ser. B                                            B2                9.875       3/01/07        650          612,625
   Sr. Notes                                                    B2                8.375       2/01/08      1,000          865,000
   Sr. Notes                                                    B2                7.75        1/15/09        250          208,125
Cablevision S.A., Sr. Notes (Argentina)                         B1               13.75        5/01/09        500(d)       446,250
Charter Communications Holdings,
   Sr. Notes                                                    B2                8.25        4/01/07      1,000          907,500
   Sr. Notes                                                    B2               10.00        4/01/09        500          488,750
CSC Holdings, Inc., Debs., Ser B                                Ba1               8.125       8/15/09        750          742,972
Insight Midwest L.P., Sr. Notes                                 B1                9.75       10/01/09        750          751,875
Multicanal S.A. (Argentina),
   Notes                                                        B1               10.50        2/01/07        500(d)       392,500
   Notes                                                        B1               10.50        4/15/18        230(d)       154,100
NTL Communications Corp., Sr. Notes                             B2                9.875      11/15/09     EUR 250         191,775
NTL Inc., Sr. Notes, Ser. B                                     B2               10.00        2/15/07   $    500          462,500
RCN Corp.,
   Sr. Notes                                                    B3               10.00       10/15/07        500          365,000
   Sr. Notes                                                    B3               10.125       1/15/10        500          365,000
Rogers Communications, Inc., Sr. Notes (Canada)                 Ba2               8.875       7/15/07        500(d)       500,000

--------------------------------------------------------------------------------
See Notes to Financial Statements.     3

Portfolio of Investments as of
September 30, 2000 (Unaudited)                   THE HIGH YIELD PLUS FUND, INC.
-------------------------------------------------------------------------------

                                                                                                       Principal
                                                               Moody's        Interest     Maturity      Amount         Value
Description                                                    Rating           Rate         Date        (000)         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Cable (cont'd.)
Telewest Communications PLC (United Kingdom),
   Sr. Notes                                                    B1               11.25%      11/01/08   $    750(d)  $    750,000
   Sr. Notes                                                    B1                9.875       2/01/10        500(d)       460,000
United Pan-Europe Communications N.V. (Netherlands),
   Sr. Notes                                                    B2               10.875       8/01/09        685(d)       580,538
   Sr. Notes                                                    B2               11.25        2/01/10        750(d)       652,500
                                                                                                                     ------------
                                                                                                                        9,897,010
------------------------------------------------------------------------------------------------------------------------------
Chemicals--7.8%
Acetex Corp., Sr. Sec. Notes (Canada)                           B3                9.75       10/01/03        500(d)       480,000
ARCO Chemical Co.,
   Deb.                                                         Ba3               9.375      12/15/05      1,000          990,000
   Deb.                                                         Ba3               9.80        2/01/20      1,250        1,225,000
Borden Chemicals & Plastics L.P., Sr. Notes                     B1                9.50        5/01/05        915          667,950
Geo Specialty Chemicals, Inc., Sr. Sub. Notes                   B3               10.125       8/01/08        500          440,000
Georgia Gulf Corp., Sr. Notes                                   B1               10.375      11/01/07        125          125,625
Huntsman ICI Chemicals LLC, Sr. Sub. Notes                      B2               10.125       7/01/09        805          792,925
Lyondell Chemical Co., Sr. Sub. Notes                           B2               10.875       5/01/09        655          636,988
PCI Chemicals Canada, Inc., Sr. Sec. Notes, Ser. B
   (Canada)                                                     B3                9.25       10/15/07        545(d)       343,350
Philipp Brothers Chemicals, Inc., Sr. Sub. Notes                B3                9.875       6/01/08        500          375,000
Sterling Chemical Holdings, Inc.,
   Sr. Sub. Notes                                               Ca               11.75        8/15/06        500          375,000
   Sr. Sub. Notes                                               Ca               11.25        4/01/07        750          577,500
                                                                                                                     ------------
                                                                                                                        7,029,338
------------------------------------------------------------------------------------------------------------------------------
Consumer Goods & Services--4.2%
Bell Sports, Inc., Sr. Sub. Notes                               B3               11.00        8/15/08        670          676,700
Burlington Industries, Inc., Notes                              B1                7.25        9/15/05      1,000          540,000
Corning Consumer Products Co., Sr. Sub. Notes                   B3                9.625       5/01/08      1,500          570,000
Polaroid Corp., Notes                                           Ba3              11.50        2/15/06        500          518,750
Simmons Co., Sr. Sub. Notes, Ser. B                             B3               10.25        3/15/09        500          470,000
True Temper Sports, Inc., Sr. Sub. Notes                        B3               10.875      12/01/08      1,000          975,000
                                                                                                                     ------------
                                                                                                                        3,750,450
------------------------------------------------------------------------------------------------------------------------------
Containers--2.1%
BWay Corp., Sr. Sub. Notes, Ser. B                              B2               10.25        4/15/07        650          624,000
Consumers Packaging, Inc., Sr. Notes (Canada)                   Caa1              9.75        2/01/07        750(d)       150,000
Owens Corning, Notes                                            Ba2               7.50        5/01/05      1,500(b)       555,000
Silgan Holdings, Inc.,
   Sub. Deb., PIK                                               B1               13.25        7/15/06        200          212,000
   Sr. Sub. Debs.                                               B1                9.00        6/01/09        350          322,000
                                                                                                                     ------------
                                                                                                                        1,863,000

--------------------------------------------------------------------------------
See Notes to Financial Statements.     4

Portfolio of Investments as of
September 30, 2000 (Unaudited)                   THE HIGH YIELD PLUS FUND, INC.
-------------------------------------------------------------------------------

                                                                                                       Principal
                                                               Moody's        Interest     Maturity      Amount         Value
Description                                                    Rating           Rate         Date        (000)         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Energy & Related Goods & Services--6.4%
Canadian Forest Oil, Ltd., Sr. Sub. Notes                       B2                8.75%       9/15/07   $    500     $    485,000
Clark R & M, Inc., Sr. Notes                                    Ba3               8.625       8/15/08      1,250        1,031,250
Frontier Oil Corp., Sr. Notes                                   B2                9.125       2/15/06        750          675,000
Newpark Resources, Inc., Sr. Sub. Notes, Ser. B                 B2                8.625      12/15/07        330          311,850
P & L Coal Holdings Corp.,
   Sr. Notes                                                    Ba3               8.875       5/15/08        500          495,000
   Sr. Sub. Notes                                               B2                9.625       5/15/08        350          339,500
Pen Holdings, Inc., Sr. Notes, Ser. B                           B2                9.875       6/15/08      1,000          750,000
Pioneer Natural Resources Co., Sr. Notes                        Ba2               9.625       4/01/10        500          526,250
RAM Energy, Inc., Sr. Notes                                     Caa              11.50        2/15/08        985          748,600
RBF Finance Co., Notes                                          Ba3              11.00        3/15/06        370          427,350
                                                                                                                     ------------
                                                                                                                        5,789,800
------------------------------------------------------------------------------------------------------------------------------
Financial Services--4.2%
Banco Nacional de Desenvolvimento Economico e Social,
   Notes (Brazil)                                               B1               11.25        9/20/05        500(d)       502,500
Bangkok Bank Public Co., Debs. (Thailand)                       B+(c)             8.75        3/15/07        500(d)       439,975
GS Escrow Corp., Sr. Notes                                      Ba1               7.125       8/01/05        750          691,005
Ocwen Federal Bank., Sub. Debs.                                 B1               12.00        6/15/05        500          455,000
Thai Farmers Bank Ltd., Sub. Notes (Thailand)                   Ba3               8.25        8/21/16        500(d)       390,000
Western Financial Savings Bank, Sub. Debs.                      B2                8.875       8/01/07      1,505        1,339,450
                                                                                                                     ------------
                                                                                                                        3,817,930
------------------------------------------------------------------------------------------------------------------------------
Food & Lodging--1.3%
John Q. Hammons Hotels, First Mtge. Bonds                       B2                8.875       2/15/04      1,250        1,187,500
------------------------------------------------------------------------------------------------------------------------------
Gaming--0.6%
Hollywood Casino Corp., Sr. Sub. Notes                          B3               11.25        5/01/07        500          523,750
------------------------------------------------------------------------------------------------------------------------------
General Industries--8.9%
Allied Waste North America, Inc.,
   Sr. Notes                                                    Ba3               7.625       1/01/06        750          671,250
   Sr. Sub. Notes                                               B2               10.00        8/01/09      1,350        1,174,500
Anchor Glass Container Corp., First Mtge. Notes                 B2               11.25        4/01/05        685          513,750
Aqua Chemical, Inc., Sr. Sub. Notes                             Caa2             11.25        7/01/08        640          448,000
Grove Worldwide LLC, Sr. Sub. Notes                             Caa               9.25        5/01/08      1,715          171,500
Haynes International, Inc., Sr. Notes                           B3               11.625       9/01/04      1,000          775,000
Henry Co., Sr. Notes, Ser. B                                    Caa              10.00        4/15/08      1,110          555,000
IT Group, Inc., Sr. Sub. Notes, Ser. B                          B3               11.25        4/01/09        500          440,000

--------------------------------------------------------------------------------
See Notes to Financial Statements.     5

Portfolio of Investments as of
September 30, 2000 (Unaudited)                   THE HIGH YIELD PLUS FUND, INC.
-------------------------------------------------------------------------------

                                                                                                       Principal
                                                               Moody's        Interest     Maturity      Amount         Value
Description                                                    Rating           Rate         Date        (000)         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
General Industries (cont'd.)
International Wire Group, Inc.,
   Sr. Sub. Notes                                               B3               11.75%       6/01/05   $    250     $    251,875
   Sr. Sub. Notes, Ser. B                                       B3               11.75        6/01/05        250          251,875
Mastec, Inc., Sr. Sub. Notes                                    Ba1               7.75        2/01/08        250          237,500
Neenah Corp., Sr. Sub. Notes, Ser. B                            B3               11.125       5/01/07        500          387,500
Numatics Inc., Gtd. Sr. Notes                                   B3                9.625       4/01/08        375          296,250
United Rentals, Inc., Sr. Sub. Notes                            B1                9.00        4/01/09        750          660,000
Waste Management, Inc., Sr. Notes                               Ba1               6.875       5/15/09        500          448,385
WESCO Distribution, Inc., Sr. Sub. Notes                        B2                9.125       6/01/08        750          705,000
                                                                                                                     ------------
                                                                                                                        7,987,385
------------------------------------------------------------------------------------------------------------------------------
Grocery Stores--0.9%
Homeland Stores, Inc., Sr. Notes                                NR               10.00        8/01/03      1,250          812,500
------------------------------------------------------------------------------------------------------------------------------
Health Care--8.8%
Alaris Medical, Inc., Sr. Disc. Notes, Zero Coupon (until
   8/1/03)                                                      Caa              11.125       8/01/08        750          180,000
Alaris Medcial Systems, Sr. Sub. Notes                          B3                9.75       12/01/06        700          507,500
Beverly Enterprises, Inc., Sr. Notes                            B1                9.00        2/15/06        750          697,500
Bio-Rad Labs, Inc., Sr. Sub. Notes                              B2               11.625       2/15/07        550          577,500
Conmed Corp., Sr. Sub. Notes                                    B3                9.00        3/15/08      1,100          924,000
Dade International, Inc., Sr. Sub. Notes                        B2               11.125       5/01/06      2,000          640,000
DJ Orthopedics LLC, Sr. Sub. Notes                              B3               12.625       6/15/09      1,250        1,175,000
Mediq, Inc., Sr. Sub. Notes                                     C                11.00        6/01/08      1,740(b)        52,200
Packard Bioscience Inc., Sr. Sub. Notes, Ser. B                 B3                9.375       3/01/07        250          228,750
Tenet Healthcare Corp., Sr. Sub. Notes, Ser. B                  Ba3               8.125      12/01/08        850          816,000
Triad Hospitals Holdings, Inc., Sr. Sub. Notes                  B3               11.00        5/15/09        855          876,375
Universal Hospital Services Inc., Sr. Sub. Notes                B3               10.25        3/01/08      1,750        1,207,500
                                                                                                                     ------------
                                                                                                                        7,882,325
------------------------------------------------------------------------------------------------------------------------------
Home Building & Real Estate--7.5%
Anthony Crane Rental L.P., Sr. Notes                            Caa              10.375       8/01/08      1,000          510,000
Beazer Homes USA Inc., Sr. Notes                                Ba3               8.875       4/01/08      1,250        1,181,250
D.R. Horton, Inc., Sr. Notes                                    Ba1               8.00        2/01/09        750          697,500
LNR Property Corp., Sr. Sub. Notes                              B1               10.50        1/15/09        750          742,500
Owens Illinois, Inc., Sr. Notes                                 Ba1               7.85        5/15/04        205          174,250
Presley Companies, Sr. Notes                                    Caa              12.50        7/01/01      1,000          945,000
Ryland Group, Inc., Sr. Sub. Notes                              B1                8.25        4/01/08        750          667,500
Standard Pacific Corp., Sr. Notes                               Ba2               8.50        6/15/07        750          708,750
Webb (Del E.) Corp., Sr. Sub. Debs.                             B2               10.25        2/15/10      1,150        1,098,250
                                                                                                                     ------------
                                                                                                                        6,725,000

--------------------------------------------------------------------------------
See Notes to Financial Statements.     6

Portfolio of Investments as of
September 30, 2000 (Unaudited)                   THE HIGH YIELD PLUS FUND, INC.
-------------------------------------------------------------------------------

                                                                                                       Principal
                                                               Moody's        Interest     Maturity      Amount         Value
Description                                                    Rating           Rate         Date        (000)         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Media & Entertainment--9.3%
Ackerley Group Inc., Sr. Sub. Notes, Ser. B                     B2                9.00%       1/15/09   $    750     $    705,000
American Color Graphics, Inc., Sr. Sub. Notes                   Caa              12.75        8/01/05      1,000          995,000
Carmike Cinemas, Inc., Sr. Sub. Notes, Ser. B                   C                 9.375       2/01/09        635(b)       174,625
Echostar Corp., Sr. Notes                                       B2                9.25        2/01/06        500          490,000
Globo Comunicacoes e Participacoes S.A., Notes (Brazil)         B2               10.50       12/20/06      1,500(d)     1,335,000
Lin Holdings Corp., Sr. Disc. Notes, Zero Coupon (until
   3/1/03)                                                      B3               10.00        3/01/08        750          543,750
Lin Televison Corp., Sr. Sub. Notes                             B2                8.375       3/01/08        500          476,250
Loews Cineplex Entertainment Corp., Sr. Sub. Notes              Caa               8.875       8/01/08        500          200,000
STC Broadcasting, Inc., Sr. Sub. Notes                          B3               11.00        3/15/07        350          346,500
Sun Media Corp., Sr. Sub. Notes (Canada)                        B1                9.50        5/15/07        500(d)       503,750
TV Azteca S.A. de C.V. (Brazil),
   Gtd. Sr. Notes, Ser. A                                       B1               10.125       2/15/04        500(d)       482,500
   Gtd. Sr. Notes, Ser. B                                       B1               10.50        2/15/07        750(d)       697,500
Von Hoffmann Press, Inc., Sr. Sub. Notes                        B3               10.875       5/15/07        700          644,000
World Color Press, Inc., Sr. Sub. Notes                         Baa3              8.375      11/15/08        750          727,733
                                                                                                                     ------------
                                                                                                                        8,321,608
------------------------------------------------------------------------------------------------------------------------------
Metals--6.4%
Alaska Steel Corp.,
   Sr. Notes                                                    Ba2               9.125      12/15/06        500          496,250
   Sr. Notes                                                    Ba2               7.875       2/15/09        250          227,500
Algoma Steel, Inc., First Mtge. Notes (Canada)                  B2               12.375       7/15/05        350(d)       250,250
Bayou Steel Corp., First Mtge. Notes                            B2                9.50        5/15/08      1,250          950,000
Bucyrus International, Inc., Sr. Notes                          Caa               9.75        9/15/07        750          225,000
Bulong Operation Pty. Ltd., Sr. Notes                           Caa              12.50       12/15/08        315(b)       151,200
CSN Iron S.A., Gtd. Notes (Brazil)                              B2                9.125       6/01/07        500(d)       412,500
Freeport-McMoran Copper & Gold, Inc., Sr. Notes                 B3                7.50       11/15/06        750          495,000
Kaiser Aluminum & Chemical Corp., Sr. Notes, Ser. B             B1               10.875      10/15/06        750          735,000
LTV Corp.,
   Gtd. Sr. Notes                                               Ba3               8.20        9/15/07        350          175,000
   Sr. Notes                                                    Ba3              11.75       11/15/09      1,330          691,600
Weirton Steel Corp., Sr. Notes                                  B2               11.375       7/01/04      1,250        1,000,000
                                                                                                                     ------------
                                                                                                                        5,809,300
------------------------------------------------------------------------------------------------------------------------------
Paper & Packaging--6.3%
Container Corp. of America, Gtd. Sr. Notes, Ser. B              B2               10.75        5/01/02      1,000        1,017,500
Doman Industries Ltd. (Canada),
   Sr. Notes                                                    Caa               8.75        3/15/04      1,005(d)       723,600
   Sr. Sec. Notes                                               B3               12.00        7/01/04      1,000(d)     1,005,000
Gaylord Container Corp., Sr. Sub. Notes                         Ca                9.875       2/15/08      1,750          700,000
Millar Western Forest Products Ltd., Sr. Notes (Canada)         B2                9.875       5/15/08        500(d)       460,000

--------------------------------------------------------------------------------
See Notes to Financial Statements.     7

Portfolio of Investments as of
September 30, 2000 (Unaudited)                   THE HIGH YIELD PLUS FUND, INC.
-------------------------------------------------------------------------------

                                                                                                       Principal
                                                               Moody's        Interest     Maturity      Amount         Value
Description                                                    Rating           Rate         Date        (000)         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Paper & Packaging (cont'd.)
Pacifica Papers, Inc., Sr. Notes                                B1               10.00%       3/15/09   $    740     $    740,000
Paperboard Industries International, Inc., Sr. Notes            B2                8.375       9/15/07        750          630,000
Repap New Brunswick, Inc., Sr. Sec. Notes (Canada)              B2                9.00        6/01/04        350(d)       364,000
                                                                                                                     ------------
                                                                                                                        5,640,100
------------------------------------------------------------------------------------------------------------------------------
Retail--0.3%
Leslie's Poolmart, Inc., Sr. Notes                              B3               10.375       7/15/04        350          269,500
------------------------------------------------------------------------------------------------------------------------------
Technology--9.9%
Amkor Technology, Inc.,
   Sr. Notes                                                    Ba3               9.25        5/01/06      1,250        1,246,875
   Sr. Sub. Notes                                               B1               10.50        5/01/09        500          508,750
Cooperative Computing, Inc., Sr. Sub. Notes                     B3                9.00        2/01/08      1,000          390,000
Details Holding Corp., Sr. Disc. Notes, Zero Coupon (until
   11/15/02)                                                    Caa1             12.50       11/15/07        750          592,500
Exodus Communications, Inc.,
   Sr. Notes                                                    B3               11.25        7/01/08        990          975,150
   Sr. Notes                                                    B3               11.625       7/15/10        250          251,250
Fairchild Semiconductor Corp., Sr. Sub. Notes                   B2               10.125       3/15/07        745          745,000
Flextronics International Ltd., Sr. Sub. Notes                  Ba3               9.875       7/01/10        375          388,125
Intersil Corp., Sr. Notes                                       B1               13.25        8/15/09        485          562,600
MCMS, Inc., Sr. Sub. Notes, Ser. B                              Ca                9.75        3/01/08      2,000        1,380,000
Orbital Imaging Corp., Sr. Notes, Ser. B                        CCC(c)           11.625       3/01/05        500          185,000
Viasystems, Inc.,
   Sr. Sub. Notes                                               B3                9.75        6/01/07      1,045          971,850
   Sr. Sub. Notes, Ser. B                                       B3                9.75        6/01/07        805          748,650
                                                                                                                     ------------
                                                                                                                        8,945,750
------------------------------------------------------------------------------------------------------------------------------
Telecommunications--16.1%
Call-Net Enterprises, Inc., Sr. Notes (Canada)                  B2                9.375       5/15/09      1,250(d)       562,500
Concentric Network Corp., Sr. Notes                             B(c)             12.75       12/15/07        500          521,250
Flag Telecommunications Holdings Ltd., Sr. Notes (Bermuda)      B2               11.625       3/30/10      1,350(d)     1,188,000
Global Crossing Holdings Ltd. (Bermuda),
   Sr. Notes                                                    Ba2               9.125      11/15/06        750(d)       742,500
   Sr. Notes                                                    Ba2               9.625       5/15/08        500(d)       497,500
GST Telecommunications, Inc.,
   Sr. Disc. Notes, Zero Coupon (until 11/15/02)                D                12.75       11/15/07        500            5,000
GT Group Telecommunications, Inc.,
   Sr. Disc. Notes, Zero Coupon (until 2/1/05), Sen. Disc.
   Exch. Note (Canada)                                          Caa              13.25        2/01/10        850 (d)      340,000

--------------------------------------------------------------------------------
See Notes to Financial Statements.     8

Portfolio of Investments as of
September 30, 2000 (Unaudited)                   THE HIGH YIELD PLUS FUND, INC.
-------------------------------------------------------------------------------

                                                                                                       Principal
                                                               Moody's        Interest     Maturity      Amount         Value
Description                                                    Rating           Rate         Date        (000)         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Telecommunications (cont'd.)
Hermes Europe Railtel B.V. (Netherlands),
   Sr. Notes                                                    B3               11.50%       8/15/07   $    250(d)  $    117,500
   Sr. Notes                                                    B3               10.375       1/15/09      1,000(d)       450,000
Hyperion Telecommunications, Inc., Sr. Sec. Notes, Ser. B       B3               12.25        9/01/04      1,000          985,000
Intermedia Communications, Inc.,
   Sr. Notes, Ser. B                                            B2                8.875      11/01/07        250          237,500
   Sr. Notes, Ser. B                                            B2                8.60        6/01/08        250          237,500
Iridium Cap. Corp.,
   Sen. Notes, Ser. B                                           C                14.00        7/15/05        750(b)        22,500
   Gtd. Sr. Notes, Ser. D                                       C                10.875       7/15/05        500(b)        15,000
Level 3 Communications, Inc.,
   Sr. Notes                                                    B3               11.00        3/15/08        500          485,000
   Sr. Notes                                                    B3               10.75        3/15/08     EUR 465         384,297
McLeod USA, Inc., Sr. Notes                                     B1                9.25        7/15/07   $    350          330,750
Metromedia Fiber Network, Inc., Sr. Notes                       B2               10.00       12/15/09        500          465,000
Millicom Int'l. Cellular S.A., Sr. Sub. Disc. Notes, Zero
   Coupon (until 6/1/01) (Luxembourg)                           Caa              13.50        6/01/06      1,250(d)     1,075,000
PsiNet Inc.,
   Sr. Notes                                                    B3               10.00        2/15/05        535          347,750
   Sr. Notes                                                    B3               11.50       11/01/08        500          335,000
   Sr. Notes                                                    B3               11.00        8/01/09        500          325,000
Rhythms Netconnections, Inc., Sr. Notes, Ser. B                 B3               14.00        2/15/10      1,000          660,000
Teligent, Inc., Sr. Notes                                       Caa              11.50       12/01/07        500          215,000
Time Warner Telecom LLC, Sr. Notes                              B2                9.75        7/15/08        500          450,000
Viatel, Inc.,
   Sr. Notes                                                    B3               11.25        4/15/08        250          132,500
   Sr. Notes                                                    B3               11.50        3/15/09      1,000          540,000
Williams Communications Group, Sr. Notes                        B2               10.875      10/01/09        500          460,000
Winstar Communicaions, Inc., Sr. Notes                          B3               12.50        4/15/08      1,750        1,242,500
Worldwide Fiber, Inc., Sr. Sub. Notes                           B3               12.00        8/01/09      1,250        1,100,000
                                                                                                                     ------------
                                                                                                                       14,469,547
------------------------------------------------------------------------------------------------------------------------------
Textiles and Related Industries--2.1%
Galey & Lord, Inc., Sr. Sub. Notes                              Ca                9.125       3/01/08      1,000          635,000
Pillowtex Corp., Sr. Sub. Notes, Ser. B                         Ca                9.00       12/15/07      2,250          405,000
Westpoint Stevens, Inc., Sr. Notes                              B1                7.875       6/15/08      1,000          832,500
                                                                                                                     ------------
                                                                                                                        1,872,500
------------------------------------------------------------------------------------------------------------------------------
Transportation--4.3%
Air Trans Airlines, Inc., Sr. Sec. Notes, Ser. B                B2               10.50        4/15/01        500          485,000
Atlas Air, Inc., Sr. Notes                                      B1               10.75        8/01/05        500          515,000
Kansas City Southern Railway Co., Sr. Notes                     Ba2               9.50       10/01/08        245          248,675

--------------------------------------------------------------------------------
See Notes to Financial Statements.     9

Portfolio of Investments as of
September 30, 2000 (Unaudited)                   THE HIGH YIELD PLUS FUND, INC.
-------------------------------------------------------------------------------

                                                                                                       Principal
                                                               Moody's        Interest     Maturity      Amount         Value
Description                                                    Rating           Rate         Date        (000)         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Transportation (cont'd.)
MRS Logistica S.A., Sr. Notes (Brazil)                          B(c)            10.625%       8/15/05    $ 1,000(d)  $    865,000
TFM S.A. de C.V. (Mexico),
   Sr. Notes                                                    B2              10.25         6/15/07        750(d)       703,125
   Sr. Disc. Debs., Zero Coupon (until 6/15/02)                 B2              11.75         6/15/09        500(d)       378,750
Valujet, Inc., Sr. Notes                                        B3              10.25         4/15/01        750          690,000
                                                                                                                     ------------
                                                                                                                        3,885,550
------------------------------------------------------------------------------------------------------------------------------
Utilities--2.9%
Calpine Corp., Sr. Notes                                        Ba1              8.625        8/15/10      1,000          993,350
CMS Energy Corp.,
   Sub. Notes                                                   Ba3              7.625       11/15/04        500          482,740
   Sr. Notes                                                    Ba3              7.50         1/15/09        250          222,985
IEBA-Invers Electric Co., Notes                                 B+(c)            9.00         9/16/04      1,000          350,000
TNP Enterprises, Inc., Sr. Sub. Notes                           Ba3             10.25         4/01/10        500          515,000
                                                                                                                     ------------
                                                                                                                        2,564,075
                                                                                                                     ------------
Total corporate bonds (cost $135,874,071)                                                                             114,364,843
------------------------------------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT OBLIGATIONS--0.9%
Republic of Brazil, Bonds, FRB (cost $538,494)                  B2               14.50       10/15/09        693(d)       764,314
------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS(a)--0.8%
                                                                                                         Shares
                                                                                                        ---------
DecisionOne Holdings Corp.                                      --              --                 --      1,387               39
Fitzgeralds Gaming Corp.                                        --              --                 --     12,540               13
Pathmark Stores, Inc.                                           --              --                 --     54,268          668,175
SF Holdings Group, Class C                                      --              --                 --        219            1,095
                                                                                                                     ------------
Total common stocks (cost $1,978,513)                                                                                     669,322
------------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS--4.1%
Fairfield Mfg., Inc., Exchangeable, PIK                         B3               11.25             --      1,000          810,000
Granite Broadcasting Corp., Cumulative Exchangeable, PIK        B3               12.75             --        290          217,796
NEXTLINK Communications, Inc., Sr. Preferred Exchangeable,
   PIK                                                          NR               13.80             --      1,182        1,022,747
R & B Falcon Corp., Sr. Pref.                                   B-(c)            13.88             --        952        1,218,447
SF Holding Group, Inc.,
   Exchangeable, PIK                                            NR               13.75             --         96          384,000
                                                                                                                     ------------
Total preferred stocks (cost $3,597,137)                                                                                3,652,990

--------------------------------------------------------------------------------
See Notes to Financial Statements.     10

Portfolio of Investments as of
September 30, 2000 (Unaudited)                   THE HIGH YIELD PLUS FUND, INC.
-------------------------------------------------------------------------------

                                                                                       Expiration                       Value
Description                                                                               Date       Warrants          (Note 1)
------------------------------------------------------------------------------------------------------------------------------
WARRANTS(a)--0.2%
DecisionOne Holdings Corp.,
   Class A                                                                                    4/18/07        685     $         57
   Class B                                                                                    4/18/07      1,180               99
   Class C                                                                                    4/18/07        700               59
GT Group Telecommmunications, Inc.                                                             2/1/10        850           85,000
Motient Corp.                                                                                  4/1/08        280           11,200
Benedek Communications Corp.                                                                   7/1/07      5,500           11,000
Concentric Network Corp.                                                                     12/15/07        255          102,000
Pathmark Stores, Inc.                                                                         9/19/10     10,086           12,607
                                                                                                                     ------------
Total warrants (cost $51,315)                                                                                             222,022
                                                                                                                     ------------
Total long-term investments (cost $142,039,530)                                                                       119,673,491
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Principal
                                                                               Interest     Maturity     Amount
                                                                                 Rate         Date        (000)
                                                                               --------    ----------   ---------
SHORT-TERM INVESTMENT--0.4%
Repurchase Agreement
Lehman Brothers Hldgs., Inc., dated 9/29/00, due in the                           6          10/02/00    $   389          389,000
   amount of $389,212 (cost $389,000; collateralized by                           .53%
   $1,995,000 U.S. Treasury Bond strips, 11/25/27;
   approximate value $403,409)
------------------------------------------------------------------------------------------------------------------------------
Total Investments--133.6%
(cost $142,428,530; Note 3)                                                                                           120,062,491
Other assets in excess of liabilities--(33.6)%                                                                        (30,181,816)
                                                                                                                     ------------
Net Assets--100%                                                                                                     $ 89,880,675
                                                                                                                     ------------
                                                                                                                     ------------

---------------
(a)--Non-income producing security.
(b)-- Represents issuer in default on interest payments; non-income producing security.
(c)--Standard & Poor's Rating.
(d)--US$ Denominated Foreign Bonds.
FRB--Floating Rate Bond.
LLC--Limited Liability Corporation.
L.P.--Limited Partnership.
NR--Not rated by Moody's or Standard & Poor's.
N.V.--Naamluze Vennootschap (Dutch).
PIK--Payment in Kind.
PLC--Public Limited Company (British).
S.A.--Sociedad Anonima (Spanish) or Societe Anonyme (French).
--------------------------------------------------------------------------------
See Notes to Financial Statements.     11

Statement of Assets and Liabilities (Unaudited)   THE HIGH YIELD PLUS FUND, INC.
--------------------------------------------------------------------------------

Assets
                                                                                                             September 30, 2000
-------------------------------------------------------------------------------------------------------------------------------
Investments, at value (cost $142,428,530).................................................................         $120,062,491
Cash......................................................................................................              498,090
Interest receivable.......................................................................................            3,834,883
Receivable for investments sold...........................................................................            1,685,532
Other assets..............................................................................................               77,858
Unrealized appreciation on forward currency contracts.....................................................               12,560
                                                                                                             ------------------
   Total assets...........................................................................................          126,171,414
                                                                                                             ------------------
Liabilities
Loan payable (Note 4).....................................................................................           34,000,000
Dividends payable.........................................................................................            1,107,516
Payable for investments purchased.........................................................................              644,523
Loan interest payable (Note 4)............................................................................              402,385
Accrued expenses..........................................................................................               57,323
Advisory fee payable......................................................................................               40,204
Deferred directors' fees..................................................................................               22,706
Administration fee payable................................................................................               16,082
                                                                                                             ------------------
   Total liabilities......................................................................................           36,290,739
                                                                                                             ------------------
Net Assets................................................................................................         $ 89,880,675
                                                                                                             ------------------
                                                                                                             ------------------
Net assets were comprised of:
   Common stock, at par...................................................................................          $   153,499
   Paid-in capital in excess of par.......................................................................          130,129,604
                                                                                                             ------------------
                                                                                                                    130,283,103
   Undistributed net investment income....................................................................              466,022
   Accumulated net realized loss on investments and foreign currencies....................................         (18,514,647)
   Net unrealized depreciation on investments and foreign currencies......................................         (22,353,803)
   Net assets, September 30, 2000.........................................................................         $ 89,880,675
                                                                                                             ------------------
                                                                                                             ------------------
Net asset value per share ($89,880,675 / 15,349,887 shares of common stock issued and outstanding)........                $5.86
                                                                                                             ------------------
                                                                                                             ------------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     12

THE HIGH YIELD PLUS FUND, INC.
Statement of Operations (Unaudited)
------------------------------------------------------------

                                                  Six Months
                                                     Ended
                                                 September 30,
Net Investment Income                                2000
Income
   Interest...................................    $ 8,152,871
   Dividends..................................         56,250
                                                 -------------
                                                    8,209,121
                                                 -------------
Expenses
   Investment advisory fee....................        241,476
   Administration fee.........................         96,590
   Custodian's fees and expenses..............         63,000
   Legal fees and expenses....................         55,000
   Reports to shareholders....................         49,000
   Insurance expense..........................         26,000
   Transfer agent's fees and expenses.........         19,000
   Audit fees.................................         14,000
   Listing fee................................         12,000
   Directors' fees and expenses...............          8,000
   Miscellaneous..............................          8,679
                                                 -------------
      Total operating expenses................        592,745
   Loan interest expense (Note 4).............      1,266,541
                                                 -------------
      Total expenses..........................      1,859,286
                                                 -------------
Net investment income.........................      6,349,835
                                                 -------------
Realized and Unrealized Gain
(Loss) on Investments and Foreign Currencies
Net realized gain (loss) on:
   Investment transactions....................     (4,614,407)
   Foreign currency transactions..............         54,194
                                                 -------------
                                                   (4,560,213)
                                                 -------------
Net change in unrealized appreciation
   (depreciation) on:
   Investments................................     (3,839,168)
   Foreign currencies.........................          3,729
                                                 -------------
                                                   (3,835,439)
                                                 -------------
Net loss on investments and foreign
   currencies.................................     (8,395,652)
                                                 -------------
Net Decrease in Net Assets
Resulting from Operations.....................    $(2,045,817)
                                                 -------------
                                                 -------------



THE HIGH YIELD PLUS FUND, INC.
Statement of Cash Flows (Unaudited)
------------------------------------------------------------

                                                   Six Months
                                                     Ended
                                                   September
                                                      30,
Increase (Decrease) in Cash                           2000
Cash flows provided from operating activities
   Interest and dividends received (excluding
      discount amortization of $1,129,883)......  $ 7,333,132
   Operating expenses paid......................     (859,286)
   Loan interest paid...........................   (1,126,775)
   Purchases of short-term portfolio
      investments...............................     (389,000)
   Purchases of long-term portfolio
      investments...............................  (41,260,866)
   Proceeds from disposition of long-term
      portfolio investments.....................   50,874,293
   Deferred expenses and other assets...........       26,258
                                                  ------------
   Net cash provided from operating
      activities................................   14,597,756
                                                  ------------
Cash used for financing activities
   Net decrease in notes payable................   (8,000,000)
   Cash dividends paid (excluding reinvestment
      of dividends of $371,139).................   (6,286,509)
                                                  ------------
   Net cash used for financing activities.......  (14,286,509)
                                                  ------------
   Net increase in cash.........................      311,247
   Cash at beginning of period..................      186,843
                                                  ------------
   Cash at end of period........................  $   498,090
                                                  ------------
                                                  ------------
Reconciliation of Net Decrease in Net Assets
to Net Cash Provided from Operating Activities
Net decrease in net assets resulting from
   operations...................................  $(2,045,817)
                                                  ------------
Decrease in investments.........................    8,143,223
Net realized loss on investment transactions....    4,560,213
Net decrease in unrealized
   appreciation/depreciation of investments.....    3,839,168
Decrease in receivable for investments sold.....    1,132,366
Decrease in interest and dividends receivable...      253,894
Increase in deferred expenses and other
   assets.......................................       26,258
Decrease in payable for investments purchased...   (1,184,774)
Increase in accrued expenses and other
   liabilities..................................     (126,775)
                                                  ------------
   Total adjustments............................   16,643,573
                                                  ------------
   Net cash provided from operating
      activities................................  $14,597,756
                                                  ------------
                                                  ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     13

THE HIGH YIELD PLUS FUND, INC.
Statement of Changes in Net Assets (Unaudited)
------------------------------------------------------------

                                   Six Months
                                     Ended
                                   September         Year Ended
Increase (Decrease)                   30,            March 31,
in Net Assets                         2000              2000
                                  ------------      ------------
Operations
   Net investment income.......   $  6,349,835      $ 13,584,516
   Net realized loss on
      investment and foreign
      currency transactions....     (4,560,213)       (6,624,919)
   Net change in unrealized
      appreciation
      (depreciation) on
      investments and foreign
      currencies...............     (3,835,439)       (7,820,751)
                                  ------------      ------------
   Net decrease in net assets
      resulting from
      operations...............     (2,045,817)         (861,154)
Dividends from net investment
   income......................     (6,656,365)      (13,505,667)
Value of Fund shares issued to
   shareholders in reinvestment
   of dividends................        371,139           585,228
                                  ------------      ------------
Total decrease.................     (8,331,043)      (13,781,593)
Net Assets
Beginning of period............     98,211,718       111,993,311
                                  ------------      ------------
End of period(a)...............   $ 89,880,675      $ 98,211,718
                                  ------------      ------------
                                  ------------      ------------
---------------
(a) Includes undistributed net
    investment income of.......   $    466,022      $    772,552
                                  ------------      ------------

Notes to Financial Statements (Unaudited)        THE HIGH YIELD PLUS FUND, INC.
------------------------------------------------------------
The High Yield Plus Fund, Inc. (the 'Fund') was organized in Maryland on February 3, 1988, as a diversified, closed-end management investment company. The Fund had no transactions until April 4, 1988, when it sold 11,000 shares of common stock for $102,300 to Wellington Management Company, LLP (the 'Investment Adviser'). Investment operations commenced on April 22, 1988. The Fund's primary objective is to provide a high level of current income to shareholders. The Fund seeks to achieve this objective through investment in publicly or privately offered high yield debt securities rated in the medium to lower categories by recognized rating services or nonrated securities of comparable quality. As a secondary investment objective, the Fund will seek capital appreciation, but only when consistent with its primary objective. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.

------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: Portfolio securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the closing bid price or in the absence of such price, as determined in good faith by the Board of Directors of the Fund. Any security for which the primary market is on an exchange is valued at the last sales price on such exchange on the day of valuation or, if there was no sale on such day, the closing bid price. Securities for which no trades have taken place that day and unlisted securities for which market quotations are readily available are valued at the latest bid price.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities--at the closing daily rate of exchange;

(ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions. Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not
--------------------------------------------------------------------------------
                                       14

Notes to Financial Statements (Unaudited)         THE HIGH YIELD PLUS FUND, INC.
--------------------------------------------------------------------------------
isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the fiscal period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term debt securities sold during the fiscal period. Accordingly, such realized foreign currency gains and losses are included in the reported net realized gains (losses) on investment transactions.

Net realized gain on foreign currency transactions represents net foreign exchange gains or losses from sales and maturities of short-term securities, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at fiscal period end exchange rates are reflected as a component of net unrealized appreciation/depreciation on investments and foreign currencies. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulated foreign securities markets. Cash Flow Information: The Fund invests in securities and pays dividends from net investment income and distributions from net realized gains which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and amortizing discounts on debt obligations. Cash, as used in the Statement of Cash Flows, is the amount reported as 'Cash' or 'Bankoverdraft' in the Statement of Assets and Liabilities.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into a forward currency contract in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments and foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Securities Transactions and Net Investment Income: Security transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income, which is comprised of three elements; stated coupon rate, original issue discount and market discount, is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. Dividends and Distributions: The Fund expects to declare and pay dividends of net investment income monthly and make distributions at least annually of any net capital gains. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
------------------------------------------------------------
Note 2. Agreements
The Fund has agreements with the Investment Adviser and with Prudential Investments Fund Management LLC (the 'Administrator'). The Investment Adviser makes investment decisions on behalf of the Fund; the Administrator provides occupancy and certain clerical and accounting services to the Fund. The Fund bears all other costs and expenses.

The investment advisory agreement provides for the Investment Adviser to receive a fee, computed weekly and payable monthly at an annual rate of .50% of the Fund's average weekly net assets. The administration agreement provides for the Administrator to receive a fee, computed weekly and payable monthly at an annual rate of .20% of the Fund's average weekly net assets.
--------------------------------------------------------------------------------
                                       15

Notes to Financial Statements (Unaudited)         THE HIGH YIELD PLUS FUND, INC.
--------------------------------------------------------------------------------
Note 3. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the six months ended September 30, 2000, were $40,076,092 and $49,684,004, respectively.

The federal income tax basis of the Fund's investments, as of September 30, 2000, was $142,444,969 and, accordingly, net unrealized depreciation for federal income tax purposes was $22,382,478 (gross unrealized appreciation--$2,725,033; gross unrealized depreciation--$25,107,511).

For federal income tax purposes, the Fund has a capital loss carryforward as of March 30, 2000 of approximately $11,849,000 of which $1,337,000 expires in 2003, $1,806,000 expires in 2004, $500,000 expires in 2007 and $8,206,000 expires in
2008. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such carryforward. The Fund will elect to treat net capital losses of approximately $2,072,900 incurred in the five month period ended March 31, 2000 as having occurred in the current fiscal year.

At September 30, 2000, the Fund had an outstanding forward currency contract to sell foreign currency as follows:

                         Value at
 Forward Currency     Settlement Date     Current
  Sale Contracts        Receivable         Value       Appreciation
------------------    ---------------     --------     ------------
Euros,
 expiring 11/6/00        $ 613,907        $601,347       $ 12,560
                      ---------------     --------     ------------
                      ---------------     --------     ------------

------------------------------------------------------------
Note 4. Borrowings
The Fund has a credit agreement with an unaffiliated lender. The maximum commitment under this agreement is $50,000,000. Interest on any such borrowings is based on market rates and is payable at maturity. The average daily balance outstanding during the six months ended September 30, 2000 was $35,967,213 at a weighted average interest rate of 6.92%. The maximum face amount of borrowings outstanding at any month-end during the six months ended September 30, 2000 was $39,000,000 (April 30, 2000). The current borrowings of $34,000,000 (at a weighted average interest rate of 7.12%) mature throughout the period from October 4, 2000 to March 12, 2001.

The Fund pays commitment fees at an annual rate of .09 of 1% on any unused portion of the credit facility.

------------------------------------------------------------
Note 5. Capital
There are 100 million shares of $.01 par value common stock authorized. During the six months ended September 30, 2000 and the fiscal year ended March 31, 2000, the Fund issued 58,983 and 82,108 shares in connection with reinvestment of dividends, respectively.

In connection with a rights offering, shareholders of record on December 31, 1998 were issued one-third of a nontransferable right for each full share of common stock owned, entitling shareholders the opportunity to acquire one newly issued share of common stock for every whole right held at a subscription price equal to the lower of 97% of net asset value per share as of the close of business on the expiration date of the offering, or 95% of the average of the last reported sales prices per share on the New York Stock Exchange on the expiration date of the offering and the four preceding business days. On March 5, 1999 the Fund issued 3,799,518 shares of common stock at $6.804 per share and estimated rights offering costs of $366,000 ($.02 per share) and brokerage and dealer-manager commissions of $904,817 ($.06 per share) were charged to paid-in capital resulting in net proceeds to the Fund of $24,581,103. The net asset value per share of the Fund's common shareholders was reduced by approximately $.26 per share as a result of this issuance.

------------------------------------------------------------
Note 6. Dividends
On August 23, 2000 the Board of Directors of the Fund declared dividends of $0.0725 per share payable on October 9, November 10 and December 11 to shareholders of record on September 29, October 31 and November 30, respectively.
--------------------------------------------------------------------------------
                                       16

Financial Highlights (Unaudited)                  THE HIGH YIELD PLUS FUND, INC.
--------------------------------------------------------------------------------

                                                               Six Months
                                                                  Ended                      Year Ended March 31,
                                                              September 30,     ----------------------------------------------
                                                                  2000            2000         1999         1998        1997
                                                              -------------     --------     --------     --------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period......................       $  6.42        $   7.36     $   9.21     $   8.54     $  8.44
                                                                  ------        --------     --------     --------     -------
Income from investment operations
Net investment income.....................................           .41             .89          .88          .84         .82
Net realized and unrealized gain (loss) on investments....          (.53)           (.94)       (1.59)         .67         .12
                                                                  ------        --------     --------     --------     -------
   Total from investment operations.......................          (.12)           (.05)        (.71)        1.51         .94
                                                                  ------        --------     --------     --------     -------
Less dividends and distributions
Dividends from net investment income......................          (.44)           (.89)        (.88)        (.84)       (.82)
Distributions in excess of net investment income..........            --              --           --           --        (.02)
                                                                  ------        --------     --------     --------     -------
   Total dividends and distributions......................          (.44)           (.89)        (.88)        (.84)       (.84)
                                                                  ------        --------     --------     --------     -------
Capital charge in respect to issuance of shares...........            --              --         (.26)          --          --
                                                                  ------        --------     --------     --------     -------
Net asset value, end of period(a).........................       $  5.86        $   6.42     $   7.36     $   9.21     $  8.54
                                                                  ------        --------     --------     --------     -------
                                                                  ------        --------     --------     --------     -------
Market price per share, end of period(a)..................       $  6.64        $ 6.1875     $ 7.1875     $  9.125     $  9.00
                                                                  ------        --------     --------     --------     -------
                                                                  ------        --------     --------     --------     -------
TOTAL INVESTMENT RETURN(b):...............................         15.00%          (2.96)%     (12.36)%      11.25%      13.38%
                                                                  ------        --------     --------     --------     -------
                                                                  ------        --------     --------     --------     -------
RATIO/SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)...................       $89,881        $ 98,212     $111,993     $104,558     $96,042
Average net assets (000 omitted)..........................       $94,416        $107,803     $ 94,437     $100,766     $95,946
Ratio to average net assets:
   Expenses, before loan interest and commitment fees.....          1.25%(c)        1.08%        1.11%        1.07%       1.08%
   Total expenses.........................................          3.93%(c)        3.47%        3.14%        2.44%       2.32%
   Net investment income..................................         13.41%(c)       12.60%       11.60%        9.41%       9.63%
Portfolio turnover rate...................................            32%             83%          94%         112%         60%
Total debt outstanding at end of period (000 omitted).....       $34,000        $ 42,000     $ 35,000     $ 30,000     $18,000
Asset coverage per $1,000 of debt outstanding.............       $ 3,644        $  3,338     $  4,204     $  4,485     $ 6,336

                                                             1996
                                                            -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period......................  $  7.85
                                                            -------
Income from investment operations
Net investment income.....................................      .84
Net realized and unrealized gain (loss) on investments....      .59
                                                            -------
   Total from investment operations.......................     1.43
                                                            -------
Less dividends and distributions
Dividends from net investment income......................     (.84)
Distributions in excess of net investment income..........       --
                                                            -------
   Total dividends and distributions......................     (.84)
                                                            -------
Capital charge in respect to issuance of shares...........       --
                                                            -------
Net asset value, end of period(a).........................  $  8.44
                                                            -------
                                                            -------
Market price per share, end of period(a)..................  $  8.75
                                                            -------
                                                            -------
TOTAL INVESTMENT RETURN(b):...............................    20.80%
                                                            -------
                                                            -------
RATIO/SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)...................  $94,091
Average net assets (000 omitted)..........................  $92,855
Ratio to average net assets:
   Expenses, before loan interest and commitment fees.....     1.01%
   Total expenses.........................................     2.29%
   Net investment income..................................    10.18%
Portfolio turnover rate...................................       60%
Total debt outstanding at end of period (000 omitted).....  $17,000
Asset coverage per $1,000 of debt outstanding.............  $ 6,535

---------------
(a) NAV and market value are published in The Wall Street Journal each Monday.
(b) Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each year reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the dividend reinvestment plan. This calculation does not reflect brokerage commissions. Total returns for periods less than one year are not annualized.
(c) Annualized.
Contained above is selected data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the year indicated. This information has been determined based upon information provided in the financial statements and market price data for the Fund's shares.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     17

Supplemental Proxy Information (Unaudited)        THE HIGH YIELD PLUS FUND, INC.
--------------------------------------------------------------------------------
The annual meeting of shareholders of The High Yield Plus Fund, Inc. was held on August 24, 2000 at the offices of Prudential Investments Fund Management LLC, 751 Broad Street, Newark, New Jersey. The meeting was held for the following purposes:

(1)       To elect the following directors to serve as follows:

                     Director                  Class         Term        Expiring
          -------------------------------      ------      --------      ---------
          Robert E. LaBlanc                      I         2 years         2002
          Thomas T. Mooney                       II        3 years         2003
          Clay T. Whitehead                      II        3 years         2003

          Directors whose term of office continued beyond this meeting are Eugene C. Dorsey and Douglas H. McCorkindale.

(2)       To ratify the selection of PricewaterhouseCoopers LLP as independent public accountants for the year ending March 31,
          2001.

The results of the proxy solicitation on the above matters were as follows:

                Director/Matter             Votes for      Votes against      Votes withheld      Abstentions
          ----------------------------     -----------     --------------     ---------------     ------------
(1)       Robert E. LaBlanc                13,071,799            --               375,226              --
          Thomas T. Mooney                 13,044,291            --               402,734              --
          Clay T. Whitehead                13,038,928            --               408,097              --

(2)       PricewaterhouseCoopers LLP       13,152,627          40,367               --              254,031

--------------------------------------------------------------------------------
                                       18

Other Information (Unaudited)                     THE HIGH YIELD PLUS FUND, INC.
--------------------------------------------------------------------------------
Dividend Reinvestment Plan. Shareholders may elect to have all distributions of dividends and capital gains automatically reinvested in Fund shares (Shares) pursuant to the Fund's Dividend Reinvestment Plan (the Plan). Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the custodian, as dividend disbursing agent. Shareholders who wish to participate in the Plan should contact the Fund at (800) 451-6788.
State Street Bank and Trust Co. (the Plan Agent) serves as agent for the shareholders in administering the Plan. After the Fund declares a dividend or capital gains distribution, if (1) the market price is lower than net asset value, the participants in the Plan will receive the equivalent in Shares valued at the market price determined as of the time of purchase (generally, following the payment date of the dividend or distribution); or if (2) the market price of Shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Shares at the higher of net asset value or 95% of the market price. If net asset value exceeds the market price of Shares on the valuation date or the Fund declares a dividend or other distribution payable only in cash, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Shares in the open market. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value per share, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. The Fund will not issue Shares under the Plan below net asset value.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

The Fund reserves the right to amend or terminate the Plan upon 90 days' written notice to shareholders of the Fund.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Shares and cash for fractional Shares.

All correspondence concerning the Plan should be directed to the Plan Agent, State Street Bank & Trust Company, P.O. Box 8200, Boston, MA 02266-8200.
--------------------------------------------------------------------------------
                                       19

Directors
Eugene C. Dorsey
Robert E. LaBlanc
Douglas H. McCorkindale
Thomas T. Mooney
Clay T. Whitehead

Investment Adviser
Wellington Management Company, llp
75 State Street
Boston, MA 02109

Administrator
Prudential Investments Fund Management LLP
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian and Transfer Agent
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, N.W.
Washington, D.C. 20036

Notice is hereby given in accordance with Section
23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock at market prices.

The views expressed in this report and the information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.

The High Yield Plus Fund, Inc.
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

For information call toll-free (800) 451-6788